UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): October 18, 2022

TRUSTCO BANK CORP NY
(Exact Name of Registrant as specified in its charter)

New York	0-10592	14-1630287
State or other jurisdiction of incorporation	Commission File Number	(IRS Employer Identification No.)

5 SARNOWSKI DRIVE, GLENVILLE, NEW YORK 12302
(Address of Principal Executive Offices, including Zip Code)

(518) 377-3311
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	TRST	Nasdaq Global Select Market

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 18, 2022, the Board of Directors of TrustCo Bank Corp NY (the “Company”) elected Alejandro “Alex” M. Sanchez as a member of the board of directors of the Company and the board of directors of the Company’s wholly-owned subsidiary, Trustco Bank, effective immediately. The Company anticipates that Mr. Sanchez will participate in the Company’s standard cash and equity compensation programs for its non-employee directors (which are described under the caption “Director Compensation” in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 1, 2022, as may be adjusted by the Company’s board of directors from time to time), but has not made any awards under such programs to him in connection with his election.

Mr. Sanchez has been appointed to serve on the Audit, Board Compliance, Compensation, Fiduciary, Nominating and Corporate Governance, and Risk Committees of the board of directors of the Company.  Mr. Sanchez was found by the board to qualify as an independent director under applicable rules.    There is no arrangement or understanding between Mr. Sanchez and any other person pursuant to which he was selected to serve as a director of the Company, nor is he a participant in any related party transactions required to be reported pursuant to Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission.

On October 18, 2022, the Company issued a press release regarding the election of Mr. Sanchez, a copy of which is attached hereto as Exhibit 99(a) to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

99(a)	Press release dated October 18, 2022 announcing the election of Alejandro “Alex” M. Sanchez to the Board of Directors of TrustCo Bank Corp NY.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 18, 2022
TRUSTCO BANK CORP NY
(Registrant)

	By:	/s/Michael M. Ozimek
Michael M. Ozimek
Executive Vice President and Chief Financial Officer